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Yardville National Bancorp Subsidiaries                    Exhibit 10.31

1.                   Yardville National Bank

2.                   Yardville Capital Trust

3.                   Yardville National Investment Corporation
                     (wholly-owned subsidiary of Bank)

4.                   YNB Real Estate Corporation
                     (wholly-owned subsidiary of Bank)

5.                   Brendan, Inc.
                     (wholly-owned subsidiary of Bank)

6.                   YNB Financial, Inc.
                     (wholly-owned subsidiary of Bank)

7.                   Nancy-Beth, Inc.
                     (wholly-owned subsidiary of Bank)

8.                   YNB Realty, Inc.
                     (wholly-owned subsidiary of Bank)

9.                   Jim Mary, Inc.
                     (wholly-owned subsidiary of Bank)

10.                  YNB Capital Development, Inc.
                     (wholly-owned subsidiary of Bank)